SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2015

ELEPHANT TALK COMMUNICATIONS CORP.

(Exact name of registrant as specified in Charter)

Delaware	000-030061	95-4557538

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: +31.20.653.5916

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 27, 2015, the Audit Committee of the Board of Directors of Elephant Talk Communications Corp. (the “Company”), concurred with and approved management’s recommendation, that the following financial statements should no longer be relied upon due to material errors in such financial statements in the application of revenue recognition policies related to accounting for multiple element arrangements and should be restated:

•	The Company’s unaudited financial statements included in the Quarterly Reports on Form 10-Q for each of the first three quarters in the fiscal year ended 2014;

•	The Company’s audited financial statements for the year ended December 31, 2013, and

•	The Company’s unaudited financial statements included in the Quarterly Reports on Form 10-Q for each of the first three quarters in the fiscal year ended 2013.

The Company’s Management and the Audit Committee Chair discussed the matters related to the restatements with Squar, Milner, Peterson, Miranda & Williamson, LLP, the Company’s independent registered public accounting firm, and matters relating to the restatement of the financial statements included in the Annual report on Form 10-K for the fiscal 2013 year with BDO USA, LLP, the Company’s prior independent registered public accounting firm. The Company is including certain restated financial statements and financial information with respect to such periods in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 to be filed with the Commission on or about the date of this Current Report on Form 8-K.

The restated financial statements reflect that the Company overstated amounts of revenues recognized in those periods identified above due to inadequate controls over inadequate controls over the lack of competency of accounting staff regarding the application of accounting for multiple element arrangements and the proper monitoring and review of new arrangements entered into by the company. In accordance with ASC 250-10-S99-2, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (ASC 250), the Company recorded an adjustment to decrease revenue by $3,375,457 to $19,451,804 from $22,827,261 (previously reported) and increased the net loss to $25,507,072, from $22,131,165 (previously reported) for the year ended December 31, 2013. The related adjustment also increased deferred revenue by $2,493,425 to $2,636,156 and increased the accumulated deficit to $228,767,379 from $225,391,922 (previously reported) at December 31, 2013.

The following tables set forth the corrections to individual affected line items in the consolidated balance sheet, stockholders’ equity section of the consolidated balance sheet as of December 31, 2013 and the consolidated statement of operations for fiscal year ended December 31, 2013.

2

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT DECEMBER 31, 2013

	December 31,	December 31,	December 31,
	2013	2013	2013
	As previously reported	Restatement adjustments	Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$1,252,315	$-	$1,252,315
Restricted cash	191,600	-	191,600
Accounts receivable, net of an allowance for doubtful accounts of $7,693 at December 31, 2013	5,976,879	(882,032)	5,094,847
Prepaid expenses and other current assets	2,254,213	-	2,254,213
Total current assets	9,675,007	(882,032)	8,792,975

NON-CURRENT ASSETS

OTHER ASSETS	1,412,408	-	1,412,408

PROPERTY AND EQUIPMENT, NET	19,786,122	-	19,786,122

INTANGIBLE ASSETS, NET	8,670,677	-	8,670,677

GOODWILL	3,773,226	-	3,773,226

	$43,317,440	$(882,032)	$42,435,408

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$391,436	$-	$391,436
Accounts payable and customer deposits	2,586,662	-	2,586,662
Obligations under capital leases (current portion)	1,302,838	-	1,302,838
Deferred Revenue	142,731	129,036	271,767
Accrued expenses and other payables	4,961,303	-	4,961,303
Loans payable	962,654	-	962,654
10% Related Party Loan (net of Debt Discount of $1,719,585 at December 31, 2013)	1,033,719	-	1,033,719
Total current liabilities	11,381,343	129,036	11,510,379

LONG TERM LIABILITIES
10% 3rd Party Loan (net of Debt Discount of $726,695 at December, 2013)	4,779,913	-	4,779,913
Warrant liabilities	1,973,534	-	1,973,534
Non-current portion of obligation under capital leases	845,529	-	845,529
Non-current portion of deferred revenue	-	2,364,389	2,364,389
Loan from joint venture partner	602,047	-	602,047
Total long term liabilities	8,201,023	2,364,389	10,565,412

Total liabilities	19,582,366	2,493,425	22,075,791

STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common Stock $0.00001 par value, 250,000,000 shares authorized, 140,466,801 shares issued and outstanding as of December 31, 2013	248,712,321	-	248,712,321
Accumulated other comprehensive income (loss)	269,869	-	269,869
Accumulated deficit	(225,391,922)	(3,375,457)	(228,767,379)
Elephant Talk Communications, Corp. stockholders' equity	23,590,268	(3,375,457)	20,214,811

NON-CONTROLLING INTEREST	144,806	-	144,806
Total stockholders' equity	23,735,074	(3,375,457)	20,359,617

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$43,317,440	$(882,032)	$42,435,408

3

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Year end December 31, 2013
	As previously reported	Restatement adjustments	Reclassifications	Restated

REVENUES	$22,827,261	$(3,375,457)	$-	$19,451,804

COST AND OPERATING EXPENSES
Cost of service	7,149,153	-	2,240,144	9,389,297
Product development	-	-	6,091,484	6,091,484
Sales and marketing	-	-	3,139,015	3,139,015
General and administrative	26,533,283	-	(11,470,643)	15,062,640
Depreciation and amortization of intangibles assets	6,601,246	-	-	6,601,246
Total cost and operating expenses	40,283,682		-	40,283,682

LOSS FROM OPERATIONS	(17,456,421)	(3,375,457)	-	(20,831,878)

OTHER INCOME (EXPENSE)
Interest income	103,627	-	-	103,627
Interest expense	(1,064,999)	-	-	(1,064,999)
Interest expense related to debt discount and conversion feature	(2,069,649)	-	-	(2,069,649)
Change in fair value of conversion feature	232,267	-	-	232,267
Changes in fair value of warrant liabilities	479,322	-	-	479,322
Gain / (Loss) on Extinguishment of Debt	(2,005,100)	-	-	(2,005,100)
Other income & (expense), net	(302,112)	-	-	(302,112)
Amortization of deferred financing costs	(248,851)	-	-	(248,851)
Total other income (expense)	(4,875,495)	-	-	(4,875,495)

LOSS BEFORE (BENEFIT) PROVISION FOR INCOME TAXES	(22,331,916)	(3,375,457)	-	(25,707,373)
(Benefit) / provision for income taxes	(200,301)			(200,301)
NET LOSS	(22,131,615)	(3,375,457)	-	(25,507,072)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	1,001,959	-	-	1,001,959
COMPREHENSIVE LOSS	$(21,129,656)	$(3,375,457)	$-	$(24,505,113)

Net loss per common share and equivalents - basic and diluted	$(0.18)	$-	$-	$(0.20)

Weighted average shares outstanding during the period - basic and diluted	126,259,634	-	-	126,259,634

The following tables set forth the corrections to the quarterly consolidated balance sheets for the first three quarterly periods of the fiscal year ended December 31, 2013.

4

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT MARCH 31, 2013

	March 31,		March 31,
	2013	Change	2013
	(UNAUDITED)		Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$570,579	$-	$570,579.00
Restricted cash	664,679		664,679
Accounts receivable, net of an allowance for doubtful accounts of $558,438 at March 31, 2013	4,502,499	-	4,502,499
Prepaid expenses and other current assets	2,342,762		2,342,762
Total current assets	8,080,519	-	8,080,519

OTHER ASSETS	898,001	-	898,001

PROPERTY AND EQUIPMENT, NET	12,674,383	-	12,674,383

INTANGIBLE ASSETS, NET	9,495,999	-	9,495,999

GOODWILL	3,330,438	-	3,330,438

TOTAL ASSETS	$34,479,340	$-	$34,479,340

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$359,017	$-	$359,017
Accounts payable and customer deposits	5,738,518	-	5,738,518
Deferred Revenue	281,536	-	281,536
Accrued expenses and other payables	4,149,966	-	4,149,966
8% Convertible Note	4,701,714	-	4,701,714
Loans payable	961,525	-	961,525
Total current liabilities	16,192,276	-	16,192,276

LONG TERM LIABILITIES
8% Convertible Note	1,083,932	-	1,083,932
Conversion feature	451,779	-	451,779
Non-current portion of deferred revenue	-	356,386	356,386
Loan from joint venture partner	567,100	-	567,100
Total long term liabilities	2,102,811	356,386	2,459,197

Total liabilities	18,295,087	356,386	18,651,473

STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common stock, no par value, 250,000,000 shares authorized, 113,369,656 issued and outstanding as of March 31, 2013	225,902,751	-	225,902,751
Accumulated other comprehensive income (loss)	(1,493,852)	-	(1,493,852)
Accumulated deficit	(208,398,230)	(356,386)	(208,754,616)
Elephant Talk Communications, Corp. stockholders' equity	16,010,669	(356,386)	15,654,283

NON-CONTROLLING INTEREST	173,584	-	173,584
Total stockholders' equity	16,184,253	(356,386)	15,827,867
		-
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$34,479,340	$-	$34,479,340

5

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT JUNE 30, 2013

	June 30,		June 30,
	2013	Change	2013
	(restated)		Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$2,979,673	$-	$2,979,673
Restricted cash	483,120	-	483,120
Accounts receivable, net of allowance for doubtful accounts of $486,591 at June 30, 2013	3,408,278	(542,527)	2,865,751
Prepaid expenses and other current assets	2,194,320	-	2,194,320
Total current assets	9,065,391	(542,527)	8,522,864

OTHER ASSETS	621,182	-	621,182

PROPERTY AND EQUIPMENT, NET	17,065,123	-	17,065,123

INTANGIBLE ASSETS, NET	9,966,563	-	9,966,563

GOODWILL	3,381,418	-	3,381,418

TOTAL ASSETS	$40,099,677	$(542,527)	$39,557,150

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$369,859	$-	$369,859
Accounts payable and customer deposits	4,809,726	-	4,809,726
Deferred Revenue	482,381	-	482,381
Accrued expenses and other payables	6,566,324	-	6,566,324
Loans payable	962,418	-	962,418
12% Related Party Loan	975,763	-	975,763
Total current liabilities	14,166,471	-	14,166,471

LONG TERM LIABILITIES
Warrant liabilities	5,291,351	-	5,291,351
Trade note payable	869,450	-	869,450
Non-current portion of deferred revenue	-	1,243,755	1,243,755
Loan from joint venture partner	578,518	-	578,518
Total long term liabilities	6,739,319	1,243,755	7,983,074

Total liabilities	20,905,790	1,243,755	22,149,545

STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common stock, no par value, 250,000,000 shares authorized, 133,139,900 issued and outstanding as of June 30, 2013	236,377,879	-	236,377,879
Accumulated other comprehensive loss	(1,266,977)	-	(1,266,977)
Accumulated deficit	(216,090,791)	(1,786,282)	(217,877,073)
Elephant Talk Communications Corp. stockholders' equity	19,020,111	(1,786,282)	17,233,829

NON-CONTROLLING INTEREST	173,776	-	173,776
Total stockholders' equity	19,193,887	(1,786,282)	17,407,605

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$40,099,677	$(542,527)	$39,557,150

6

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT SEPTEMBER 30, 2013

	September 30,		September 30,
	2013	Change	2013
	(UNAUDITED)		Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$6,085,215	$-	$6,085,215
Restricted cash	495,983	-	495,983
Accounts receivable, net of allowance for doubtful accounts of $25,225 and $559,120 at September 30, 2013	4,173,398	(978,579)	3,194,819
Prepaid expenses and other current assets	2,531,602	-	2,531,602
Total current assets	13,286,198	(978,579)	12,307,619

NON-CURRENT ASSETS

OTHER ASSETS	1,382,857	-	1,382,857

PROPERTY AND EQUIPMENT, NET	18,663,407	-	18,663,407

INTANGIBLE ASSETS, NET	9,412,581	-	9,412,581

GOODWILL	3,707,903	-	3,707,903

TOTAL ASSETS	$46,452,946	$(978,579)	$45,474,367

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$380,550	$-	$380,550
Accounts payable and customer deposits	4,905,101	-	4,905,101
Deferred Revenue	428,473	-	428,473
Accrued expenses and other payables	5,816,271	-	5,816,271
Loans payable	962,418	-	962,418
10% Related Party Loan (net of Debt Discount of $2,385,206)	267,393	-	267,393
Total current liabilities	12,760,206	-	12,760,206

LONG TERM LIABILITIES
10% 3rd Party Loan (net of Debt Discount of $827,421)	4,477,780	-	4,477,780
Warrant liabilities	4,116,480	-	4,116,480
Trade note payable	593,903	-	593,903
Non-current portion of deferred revenue	-	1,888,891	1,888,891
Loan from joint venture partner	590,165	-	590,165
Total long term liabilities	9,778,328	1,888,891	11,667,219

Total liabilities	22,538,534	1,888,891	24,427,425

Commitments and Contingencies
STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common stock, .00001 par value, 250,000,000 shares authorized, 134,440,221 issued and outstanding as of September 30, 2013	243,294,324	-	243,294,324
Accumulated other comprehensive income (loss)	(242,647)	-	(242,647)
Accumulated deficit	(219,316,384)	(2,867,470)	(222,183,854)
Elephant Talk Communications, Corp. stockholders' equity	23,735,293	(2,867,470)	20,867,823

NON-CONTROLLING INTEREST	179,119	-	179,119
Total stockholders' equity	23,914,412	(2,867,470)	21,046,942

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$46,452,946	$(978,579)	$45,474,367

The following tables set forth the correction to quarterly consolidated balance sheets for the first three quarterly periods of the fiscal year ended December 31, 2014

7

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT MARCH 31, 2014

	March 31,		March 31,
	2014		2014
	(UNAUDITED)	Change	Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$3,918,046	$-	$3,918,046
Restricted cash	192,161	-	192,161
Accounts receivable, net of allowance for doubtful accounts of $11,307 at March 31, 2014	6,262,041	(1,228,374)	5,033,667
Prepaid expenses and other current assets	2,147,686	-	2,147,686
Total current assets	12,519,934	(1,228,374)	11,291,560

NON-CURRENT ASSETS

OTHER ASSETS	1,357,728	-	1,357,728

PROPERTY AND EQUIPMENT, NET	19,954,703	-	19,954,703

INTANGIBLE ASSETS, NET	7,903,149	-	7,903,149

GOODWILL	3,769,199	-	3,769,199

TOTAL ASSETS	$45,504,713	$(1,228,374)	$44,276,339

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$402,234	$-	$402,234
Accounts payable and customer deposits	2,419,325	-	2,419,325
Obligations under capital leases (current portion)	1,348,705	-	1,348,705
Deferred revenue	203,623	468,256	671,879
Accrued expenses and other payables	5,936,989	-	5,936,989
Loans payable	962,269	-	962,269
10% Related Party Loan (net of Debt Discount of $937,814 at March 31, 2014	1,812,506	-	1,812,506
Total current liabilities	13,085,651	468,256	13,553,907

LONG TERM LIABILITIES
10% 3rd Party Loan (net of Debt Discount of $623,726 at March 31, 2014)	4,876,914	-	4,876,914
Warrant liabilities	2,183,806	-	2,183,806
Non-current portion of obligation under capital leases	465,954	-	465,954
Non-current portion of deferred revenue	-	2,774,415	2,774,415
Loan from joint venture partner	614,169	-	614,169
Total long term liabilities	8,140,843	2,774,415	10,915,258

Total liabilities	21,226,494	3,242,671	24,469,165

Commitments and Contingencies
STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common Stock $0.00001 par value, 250,000,000 shares authorized, 146,364,577 issued and outstanding as of March 31, 2014	253,383,860	-	253,383,860
Accumulated other comprehensive income	267,650	-	267,650
Accumulated deficit	(229,518,039)	(4,471,045)	(233,989,084)
Elephant Talk Communications, Corp. stockholders' equity	24,133,471	(4,471,045)	19,662,426

NON-CONTROLLING INTEREST	144,748	-	144,748
Total stockholders' equity	24,278,219	(4,471,045)	19,807,174

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$45,504,713	$(1,228,374)	$44,276,339

8

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT JUNE 30, 2014

	June 30,		June 30,
	2014		2014
	(UNAUDITED)	Change	Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$829,388	$-	$829,388
Restricted cash	191,703	-	191,703
Accounts receivable, net of allowance for doubtful accounts of $29,547 and $7,693 at June 30, 2014	8,223,963	(1,299,207)	6,924,756
Prepaid expenses and other current assets	2,619,882	-	2,619,882
Total current assets	11,864,936	(1,299,207)	10,565,729

NON-CURRENT ASSETS

OTHER ASSETS	1,288,246	-	1,288,246

PROPERTY AND EQUIPMENT, NET	20,711,832	-	20,711,832

INTANGIBLE ASSETS, NET	7,122,940	-	7,122,940

GOODWILL	3,740,646	-	3,740,646

TOTAL ASSETS	$44,728,600	$(1,299,207)	$43,429,393

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$413,958	$-	$413,958
Accounts payable and customer deposits	2,305,933	-	2,305,933
Obligations under capital leases (current portion)	1,898,346	-	1,898,346
Deferred revenue	163,848	468,256	632,104
Accrued expenses and other payables	6,592,945	-	6,592,945
Loans payable	963,051	-	963,051
Total current liabilities	12,338,081	468,256	12,806,337

LONG TERM LIABILITIES
10% 3rd Party Loan (net of Debt Discount of $518,463 at June 30, 2014)	4,940,798	-	4,940,798
10% Related Party Loan (net of Debt Discount of $17,786 at June 30, 2014)	2,711,844	-	2,711,844
Warrant liabilities	2,144,858	-	2,144,858
Non-current portion of obligation under capital leases	487,728	-	487,728
Non-current portion of deferred revenue	-	4,542,910	4,542,910
Loan from joint venture partner	626,534	-	626,534
Total long term liabilities	10,911,762	4,542,910	15,454,672

Total liabilities	23,249,843	5,011,166	28,261,009

Commitments and Contingencies
STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common Stock $0.00001 par value, 250,000,000 shares authorized, 146,525,302 issued and outstanding as of June 30, 2014 (unaudited)	255,328,306	-	255,328,306
Accumulated other comprehensive income	121,636	-	121,636
Accumulated deficit	(234,115,159)	(6,310,373)	(240,425,532)
Elephant Talk Communications, Corp. stockholders' equity	21,334,783	(6,310,373)	15,024,410

NON-CONTROLLING INTEREST	143,974	-	143,974
Total stockholders' equity	21,478,757	(6,310,373)	15,168,384

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$44,728,600	$(1,299,207)	$43,429,393

9

ELEPHANT TALK COMMUNICATION CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

AS AT SEPTEMBER 30, 2014

	September 30,		September 30,
	2014		2014
	(UNAUDITED)	Change	Restated
ASSETS

CURRENT ASSETS

Cash and cash equivalents	$1,176,650	$-	$1,176,650
Restricted cash	169,536	-	169,536
Accounts receivable, net of an allowance for doubtful accounts of $0 at September 30, 2014	6,754,447	(907,023)	5,847,424
Prepaid expenses and other current assets	2,319,310	-	2,319,310
Total current assets	10,419,943	(907,023)	9,512,920

NON-CURRENT ASSETS

OTHER ASSETS	1,093,977	-	1,093,977

PROPERTY AND EQUIPMENT, NET	19,603,707	-	19,603,707

INTANGIBLE ASSETS, NET	6,000,884	-	6,000,884

GOODWILL	3,490,242	-	3,490,242

TOTAL ASSETS	$40,608,753	$(907,023)	$39,701,730

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Overdraft	$425,144	$-	$425,144
Accounts payable and customer deposits	2,063,304	-	2,063,304
Obligations under capital leases (current portion)	1,828,083	-	1,828,083
Deferred Revenue	127,456	468,256	595,712
Accrued expenses and other payables	5,804,999	-	5,804,999
Loans payable	961,550	-	961,550
Total current liabilities	11,210,536	468,256	11,678,792

LONG TERM LIABILITIES
2013 10% 3rd Party Loan (net of Debt Discount of $410,853 at September 30, 2014)	4,663,227	-	4,663,227
Warrant liabilities	2,248,169	-	2,248,169
Non-current portion of obligation under capital leases	261,912	-	261,912
Non-current portion of deferred revenue	-	7,788,843	7,788,843
Total long term liabilities	7,173,308	7,788,843	14,962,151

Total liabilities	18,383,844	8,257,099	26,640,943

Commitments and Contingencies
STOCKHOLDERS' EQUITY
Preferred Stock $0.00001 par value, 50,000,000 shares authorized, 0 issued and outstanding	-	-	-
Common Stock $0.00001 par value, 250,000,000 shares authorized, 151,312,189 issued and outstanding as of September 30, 2014	260,616,570	-	260,616,570
Accumulated other comprehensive income (loss)	(2,003,871)	-	(2,003,871)
Accumulated deficit	(236,521,852)	(9,164,122)	(245,685,974)
Elephant Talk Communications, Corp. stockholders' equity	22,090,847	(9,164,122)	12,926,725

NON-CONTROLLING INTEREST	134,062	-	134,062
Total stockholders' equity	22,224,909	(9,164,122)	13,060,787

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$40,608,753	$(907,023)	$39,701,730

The following tables set forth the correction to the quarterly consolidated statement of comprehensive loss for the quarterly periods for the fiscal year 2013 and the reclassifications of certain operating expenses to conform to the current years reporting format.

10

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2013

	March 31, 2013
	(unaudited)	Restatement adjustments	Re- classifications	Restated

REVENUES	$6,596,500	$(356,386)	$-	$6,240,114

COST AND OPERATING EXPENSES
Cost of service	3,548,277	-	412,526	3,960,803
Product development	-	-	1,349,623	1,349,623
Sales and marketing	-	-	722,952	722,952
General and administrative	5,907,974	-	(2,485,101)	3,422,873
Depreciation and amortization	1,319,988	-	-	1,319,988
Total cost and operating expenses	10,776,239	-	-	10,776,239

LOSS FROM OPERATIONS	(4,179,739)	(356,386)	-	(4,536,125)

OTHER INCOME (EXPENSE)
Interest income	33,721	-	-	33,721
Interest expense	(223,752)	-	-	(223,752)
Interest expense related to debt discount and conversion feature	(558,028)	-	-	(558,028)
Change in fair value of conversion feature	(139,792)	-	-	(139,792)
Amortization of deferred financing costs	(70,332)	-	-	(70,332)
Total other income (expense)	(958,183)	-	-	(958,183)

LOSS BEFORE PROVISION FOR INCOME TAXES	(5,137,922)	(356,386)	-	(5,494,308)
Provision for income taxes	-	-	-	-
NET LOSS	(5,137,922)	(356,386)	-	(5,494,308)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	(761,762)	-	-	(761,762)
	(761,762)	-	-	(761,762)

COMPREHENSIVE LOSS	$(5,899,684)	(356,386)	$-	$(6,256,070)

Net loss per common share and equivalents - basic and diluted	$(0.05)	-	$-	$(0.05)

Weighted average shares outstanding during the period - basic and diluted	112,748,951	-	-	112,748,951

11

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS PERIOD ENDED JUNE 30, 2013

	For the Three Months
	Period ended
	June 30, 2013	Restatement adjustments	Re- classifications	Restated

REVENUES	$4,994,145	$(1,429,896)	$-	$3,564,249

COST AND OPERATING EXPENSES
Cost of service	1,465,517	-	679,382	2,144,899
Product development	-	-	1,819,480	1,819,480
Sales and marketing	-	-	882,418	882,418
General and administrative	7,472,772	-	(3,381,280)	4,091,492
Depreciation and amortization	1,836,231	-	-	1,836,231
Total cost and operating expenses	10,774,520	-	-	10,774,520

LOSS FROM OPERATIONS	(5,780,375)	(1,429,896)	-	(7,210,271)

OTHER INCOME (EXPENSE)
Interest income	21,527	-	-	21,527
Interest expense	(208,144)	-	-	(208,144)
Interest expense related to debt discount and conversion feature	(502,972)	-	-	(502,972)
Change in fair value of conversion feature	372,059	-	-	372,059
Changes in fair value of warrant liabilities	346,016	-	-	346,016
Loss on Extinguishment of Debt	(1,938,597)	-	-	(1,938,597)
Amortization of deferred financing costs	(2,075)	-	-	(2,075)
Total other income (expense)	(1,912,186)	-	-	(1,912,186)

LOSS BEFORE PROVISION FOR INCOME TAXES	(7,692,561)	(1,429,896)	-	(9,122,457)
Provision for income taxes	-	-	-	-
NET LOSS	(7,692,561)	(1,429,896)	-	(9,122,457)
	-			-
OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation loss	(534,887)	-	-	(534,887)
	(534,887)	-	-	(534,887)

COMPREHENSIVE LOSS	$(8,227,448)	$(1,429,896)	$-	$(9,657,344)

Net loss per common share and equivalents - basic and diluted	$(0.06)	$-	$-	$(0.08)

Weighted average shares outstanding during the period - basic and diluted	118,686,598	-	-	118,686,598

12

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS PERIOD ENDED SEPTEMBER 30, 2013

	For the Three Months
	Period ended
	September 30, 2013	Restatement adjustments	Re- classifications	Restated

REVENUES	$5,204,982	$(1,081,188)	$-	$4,123,794

COST AND OPERATING EXPENSES
Cost of service	1,080,174	-	468,402	1,548,576
Product development	-	-	1,354,105	1,354,105
Sales and marketing	-	-	623,644	623,644
General and administrative	5,442,869	-	(2,446,151)	2,996,718
Depreciation and amortization	1,543,687	-	-	1,543,687
Total cost and operating expenses	8,066,730	-	-	8,066,730

LOSS FROM OPERATIONS	(2,861,748)	(1,081,188)	-	(3,942,936)

OTHER INCOME (EXPENSE)
Interest income	33,773	-	-	33,773
Interest expense	(181,074)	-	-	(181,074)
Interest expense related to debt discount and conversion feature	(259,795)	-	-	(259,795)
Loss on Extinguishment of Debt	(44,506)	-	-	(44,506)
Changes in fair value of warrant liabilities	173,333	-	-	173,333
Amortization of deferred financing costs	(44,076)	-	-	(44,076)
Total other income (expense)	(322,345)	-	-	(322,345)

LOSS BEFORE PROVISION FOR INCOME TAXES	(3,184,093)	(1,081,188)	-	(4,265,281)
Provision for income taxes	41,500	-	-	41,500

NET LOSS	(3,225,593)	(1,081,188)	-	(4,306,781)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	489,443	-	-	489,443
	489,443	-	-	489,443

COMPREHENSIVE LOSS	$(2,736,150)	$(1,081,188)	$-	$(3,817,338)

Net loss per common share and equivalents - basic and diluted	$(0.02)	$-	$-	$(0.03)

Weighted average shares outstanding during the period - basic and diluted	134,440,221	-	-	134,440,221

The following tables set forth the correction to quarterly consolidated statements of comprehensive loss for the quarterly periods for the fiscal year 2014 and the reclassifications of certain operating expenses to conform to the current years reporting format.

13

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

	March 31, 2014	Restatement adjustments	Re- classifications	Restated

REVENUES	$6,479,853	$(1,095,588)	$-	$5,384,265

COST AND OPERATING EXPENSES
Cost of service	983,464	-	652,508	1,635,972
Product development	-	-	1,711,817	1,711,817
Sales and marketing	-	-	563,835	563,835
General and administrative	5,976,107	-	(2,928,159)	3,047,948
Depreciation and amortization	2,008,214	-	-	2,008,214
Total cost and operating expenses	8,967,785	-	-	8,967,785

LOSS FROM OPERATIONS	(2,487,932)	(1,095,588)	-	(3,583,520)

OTHER INCOME (EXPENSE)
Interest income	27,611	-	-	27,611
Interest expense	(301,944)	-	-	(301,944)
Interest expense related to Debt Discount and Conversion Feature	(884,740)	-	-	(884,740)
Change in fair value of warrant liabilities	(210,272)	-	-	(210,272)
Loss on extinguishment of debt	(426)	-	-	(426)
Other income and (expense)	3,390	-	-	3,390
Amortization of deferred financing costs	(136,367)	-	-	(136,367)
Total other income (expense)	(1,502,748)	-	-	(1,502,748)

LOSS BEFORE PROVISION FOR INCOME TAXES	(3,990,680)	(1,095,588)	-	(5,086,268)
Provision for income taxes	(135,437)	-	-	(135,437)
NET LOSS	(4,126,117)	(1,095,588)	-	(5,221,705)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation (loss)	(2,219)	-	-	(2,219)

COMPREHENSIVE LOSS	$(4,128,336)	(1,095,588)	$-	$(5,223,924)

Net loss per common share and equivalents - basic and diluted	$(0.03)	-	$-	$(0.04)

Weighted average shares outstanding during the period - basic and diluted	141,752,128	-	-	141,752,128

14

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS PERIOD ENDED JUNE 30, 2014

	For the three month
	period ended
	June 30, 2014	Restatement adjustments	Re- classifications	Restated

REVENUES	$6,911,768	(1,839,328)	$-	$5,072,440

COST AND OPERATING EXPENSES
Cost of service	828,581	-	1,020,106	1,848,687
Product development	-	-	2,280,532	2,280,532
Sales and marketing	-	-	664,807	664,807
General and administrative	7,432,784	-	(3,965,446)	3,467,338
Depreciation and amortization	1,928,392	-	-	1,928,392
Total cost and operating expenses	10,189,757	-	-	10,189,757

LOSS FROM OPERATIONS	(3,277,989)	(1,839,328)	-	(5,117,317)

OTHER INCOME (EXPENSE)
Interest income	29,545	-	-	29,545
Interest expense	(333,214)	-	-	(333,214)
Interest expense related to debt discount and conversion feature	(1,025,292)	-	-	(1,025,292)
Changes in fair value of warrant liabilities	38,948	-	-	38,948
Other income and (expense), net	68,008	-	-	68,008
Amortization of deferred financing costs	(113,090)	-	-	(113,090)
Total other income (expense)	(1,335,095)	-	-	(1,335,095)

LOSS BEFORE (BENEFIT) PROVISION FOR INCOME TAXES	(4,613,084)	(1,839,328)	-	(6,452,412)
Provision (benefit) for income taxes	(2,209)	-	-	(2,209)
NET LOSS	(4,610,875)	(1,839,328)	-	(6,450,203)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation loss	(148,233)	-	-	(148,233)
COMPREHENSIVE LOSS	$(4,759,108)	(1,839,328)	$-	$(6,598,436)

Net loss per common share and equivalents - basic and diluted	$(0.03)	-	$-	$(0.04)

Weighted average shares outstanding during the period - basic and diluted	146,482,547	-	-	146,482,547

15

ELEPHANT TALK COMMUNICATIONS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS PERIOD ENDED SEPTEMBER 30, 2014

	For the three month
	period ended
	September 30, 2014	Restatement adjustments	Re- classifications	Restated

REVENUES	$7,298,988	$(2,853,749)	$-	$4,445,239

COST AND OPERATING EXPENSES
Cost of service (exclusive of depreciation and amortization shown separately below)	848,771	-	716,283	1,565,054
Product development	-	-	1,707,102	1,707,102
Sales and marketing	-	-	555,519	555,519
General and administrative	6,227,147	-	(2,978,904)	3,248,243
Depreciation and amortization	1,900,251	-	-	1,900,251
Total cost and operating expenses	8,976,169	-	-	8,976,169

LOSS FROM OPERATIONS	(1,677,181)	(2,853,749)	-	(4,530,930)

OTHER INCOME (EXPENSE)
Interest income	36,684	-	-	36,684
Interest expense	(260,295)	-	-	(260,295)
Interest expense related to debt discount and conversion feature	(1,287,717)	-	-	(1,287,717)
Changes in fair value of warrant liabilities	(103,311)	-	-	(103,311)
Gain / (Loss) on Extinguishment of Debt	626,534	-	-	626,534
Other income & (expense), net	301,199	-	-	301,199
Amortization of deferred financing costs	(73,789)	-	-	(73,789)
Total other income (expense)	(760,695)	-	-	(760,695)

LOSS BEFORE (BENEFIT) PROVISION FOR INCOME TAXES	(2,437,876)	(2,853,749)	-	(5,291,625)
(Benefit) / provision for income taxes	(44,938)	-	-	(44,938)
NET LOSS	(2,392,938)	(2,853,749)	-	(5,246,687)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	(2,273,740)	-	-	(2,273,740)
COMPREHENSIVE LOSS	$(4,666,678)	$(2,853,749)	$-	$(7,520,427)

Net loss per common share and equivalents - basic and diluted	$(0.02)	$-	$-	$(0.04)

Weighted average shares outstanding during the period - basic and diluted	149,468,618	-	-	149,468,618

All earnings press releases and similar prior communications issued by the Company as well as other prior statements made by or on behalf of the Company relating to financial reporting or results of operations of the above periods should not be relied upon. Additionally, BDO’s opinion on the consolidated financial statements for the year ended December 31, 2013, as well as BDO’s adverse opinion on the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2013 should no longer be relied upon.

Cautionary Statement Regarding Forward Looking Information

This report includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and our management team, are inherently uncertain. A description of the risks and uncertainties can be found in the reports and other documents filed with the U.S. Securities and Exchange Commission. The Company cautions readers not to rely on these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws.

16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2015	ELEPHANT TALK COMMUNICATIONS CORP.

	By:	/s/ Alex Vermeulen
Alex Vermeulen
General Counsel

17